POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints George E. Ruebenson and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 13, 2009

/s/ DAVID A. BIRD

------------------------------

David A. Bird

Director and Senior Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints George E. Ruebenson and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 13, 2009

/s/ MICHAEL B. BOYLE

------------------------------

Michael B. Boyle

Director and Senior Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints George E. Ruebenson and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 13, 2009

/s/ DON CIVGIN

------------------------------

Don Civgin

Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints George E. Ruebenson and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 13, 2009

/s/ FREDERICK F. CRIPE

-------------------------------------

Frederick F. Cripe

Director and Executive Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints George E. Ruebenson and Susan L. Lees and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 13, 2009

/s/ JUDITH P. GREFFIN

----------------------------------

Judith P. Greffin

Director, Senior Vice President and Chief Investment Officer

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints George E. Ruebenson and John C. Pintozzi and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 13, 2009

/s/ SUSAN L. LEES

------------------------------

Susan L. Lees

Director, Senior Vice President, General Counsel and Secretary

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints George E. Ruebenson and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 13, 2009

/s/ JOHN C. LOUNDS

------------------------------

John C. Lounds

Director and Senior Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints George E. Ruebenson and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 13, 2009

/s/ SAMUEL H. PILCH

--------------------------------

Samuel H. Pilch

Group Vice President and Controller

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints George E. Ruebenson and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 13, 2009

/s/ JOHN C. PINTOZZI

---------------------------------

John C. Pintozzi

Director, Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints John C. Pintozzi and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 13, 2009

/s/ GEORGE E. RUEBENSON

-------------------------------------------

George E. Ruebenson

Director, President and Chief Executive Officer

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints George E. Ruebenson and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 13, 2009

/s/ THOMAS J. WILSON

-----------------------------------

Thomas J. Wilson

Director and Chairman of the Board